UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): April 14, 2005

                              XYBERNAUT CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


           0-15086                                           54-1799851
   (Commission File Number)                              (I.R.S. Employer
                                                      Identification Number)


                                 (703) 631-6925
              (Registrant's Telephone Number, Including Area Code)

12701 FAIR LAKES CIRCLE, FAIRFAX, VIRGINIA                       22033
 (Address of Principal Executive Offices)                      (Zip Code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.01   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On April 14, 2005, Xybernaut Corporation (the "Company") received a letter from Grant Thornton LLP, the Company's registered independent accounting firm, stating that Grant Thornton LLP has concluded that, in its professional judgement, it can no longer rely on management's representations and has resigned as the Company's registered independent accounting firm. On April 19, 2005, the Company received a second letter from Grant Thornton LLP confirming that the client-auditor relationship between the Company and Grant Thornton LLP has ceased.

The reports of Grant Thornton LLP on the Company's financial statements for the 2002 and 2003 fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, in connection with the audits of the Company's financial statements for fiscal years 2002 and 2003, and in the subsequent interim periods, there were no disagreements between the Company and Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Grant Thornton LLP, would have caused Grant Thornton LLP to make reference to the matter in connection with its report.

However, as noted above, Grant Thornton LLP has now concluded that, in its professional judgment, it can no longer rely on management's representations. After Grant Thornton LLP was advised of the results of the Audit Committee investigation, Grant Thornton LLP advised the Audit Committee's counsel that certain members of senior management failed to disclose facts material to the financial statements and the weaknesses in the internal controls. The Audit Committee has discussed the basis for Grant Thornton LLP's conclusion with Grant Thornton LLP and has authorized Grant Thornton LLP to respond fully to the inquiries of any successor accountant concerning this subject. The Audit Committee has reviewed the Company's disclosure in this Form 8-K and in the press release attached hereto as Exhibit 99.1 with Grant Thornton LLP.

On April 8, 2005, the Company advised investors and others that based upon a letter the Company received from Grant Thornton LLP on April 6, 2005, no reliance should be placed upon certain of the Company's historical financial statements, together with the related audit reports the Company received from its outside auditors. In light of Grant Thornton LLP's resignation, the Company advises investors and others to continue to refrain from relying upon any of the Company's historical financial statements, together with the related audit reports the Company received from its outside auditors, Grant Thornton LLP.

At the request of the Company, Grant Thornton LLP has furnished to the Company a letter addressed to the SEC, dated April 20, 2005, stating that it agrees with the above statements. A copy of that letter is attached to this Form 8-K as
Exhibit 16.1 and filed herewith.


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On April 19, 2005, the Board of Directors of the Company removed Edward G. Newman as Chairman of the Board and Chief Executive Officer of the Company, and from all other positions he holds with any of the Company's subsidiaries or affiliates.

On April 19, 2005, the Board of Directors of the Company removed Steven A. Newman as President and Chief Operating Officer of the Company, and Vice Chairman of the Board, and from all other positions he holds with any of the Company's subsidiaries or affiliates.

An April 19, 2005, the Board of Directors of the Company appointed Retired General William Tuttle as the Company's Interim Chairman of the Board and Chief Executive Officer, while a search is conducted for new management. Retired General William Tuttle, age 69, has been a director of the Company since June 2004 and was subsequently appointed as a member of the nominating committee of the Company. General Tuttle has been an independent consultant since 2002. From 1993 to 2002 he served as President and Chief Executive Officer of Logistics Management Institute. From 1989 to 1992, General Tuttle served as Commanding General of the U.S. Army Materiel Command (AMC). In such capacity General Tuttle was in charge of all logistical support and the entire "industrial base" for the U.S. Army. As the Army's senior logistician, General Tuttle led more than 100,000 soldiers and civilians of the AMC during a period that encompassed Operation Just Cause in Panama and Operations Desert Shield and Desert Storm.

During his distinguished military career, General Tuttle also commanded the U.S. Army Logistics Center (now the Combined Arms Support Command), the U.S. Army Operational Test and Evaluation Agency, the Eastern Area of the Military Traffic Management Command, and both the Support Command and Supply and Transport Battalion of the 3d Armored Division in Germany. He served in the Pentagon as the Army's Director of Force Management and at Supreme Headquarters Allied Powers Europe as Chief of Policy and Programs Branch and representative to NATO's Defense Review Committee. General Tuttle is currently a Trustee, and previously served as President and Chief Executive Officer, of the nonprofit Logistics Management Institute. General Tuttle is a graduate of the United States Military Academy and earned a masters degree in business administration at the Harvard University Graduate School of Business Administration. He holds an Executive Fellowship for 2004 with the Institute for Defense and Business of the University of North Carolina and was recently appointed to a visiting professorship in logistics at the University of Alaska. He is a member of the Board of Visitors of the Defense Acquisition University, and a member of the Association of the U.S. Army, the National Defense Industrial Association, National Defense Transportation Association, SHAPE Officer Association, and the Navy League.


ITEM 8.01   OTHER EVENTS

On April 19, 2005, the Company issued a press release relating to the information contained in this Form 8-K, a copy of which is filed as Exhibit 99.1 to this Form 8-K.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

       16.1  Letter from Grant Thornton LLP to the Company, dated April 20, 2005

       99.1  Press Release of the Company, dated April 19, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on April 20, 2005.

                                                 XYBERNAUT CORPORATION


                                                 By:/s/ Bruce C. Hayden
                                                    ----------------------------
                                                      Bruce C. Hayden
                                                      Senior Vice President and
                                                      Chief Financial Officer
Date: April 20, 2005